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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XETA Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ended October 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Jack R. Ingram, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/  Jack R. Ingram
                                   -------------------------------------------
                                   Jack R. Ingram
                                   Chief Executive Officer
                                   January 29, 2003